Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO FINANCING AGREEMENT

AMENDMENT NO. 2 TO FINANCING AGREEMENT, dated as of November 10, 2017 (this "Amendment"), to the Financing Agreement, dated as of December 7, 2016 (as amended by that certain Amendment No. 1 to Financing Agreement dated as of August 11, 2017, and as otherwise amended, restated, supplemented or otherwise modified from time to time, the "Financing Agreement"), by and among Cherokee Inc., a Delaware corporation (the "Parent" and, together with each other Person that is a domestic Subsidiary of Parent and executes a joinder agreement and becomes a "U.S. Borrower" thereunder, each a "U.S. Borrower" and, collectively, the "U.S. Borrowers"), Irene Acquisition Company B.V., a private company with limited liability incorporated under the laws of the Netherlands, having its statutory seat (statutaire zetel) in Amsterdam, the Netherlands and registered with the Dutch trade register under number 67160921 (the "Dutch Borrower" and, together with the U.S. Borrowers, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a "Guarantor" and, collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and, collectively, the "Lenders"), Cerberus Business Finance, LLC, a Delaware limited liability company ("Cerberus"), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and Cerberus, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

WHEREAS,  the Loan Parties have requested that the Required Lenders amend certain provisions of the Financing Agreement as more fully set forth herein, and the Required Lenders are willing to amend such provisions of the Financing Agreement on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.
2. Amendments.
(a) Section 1.01 of the Financing Agreement is hereby amended by:
i.	adding the following defined terms in alphabetical order:

"Additional Tranche A Term Loan" means, collectively, the loans made by the Additional Tranche A Term Loan Lenders to the Borrowers pursuant to Section 2.01(a)(ii)(B).

"Additional Tranche A Term Loan Commitment" means, with respect to each Lender, the commitment of such Lender to make an Additional Tranche A Term Loan to the Borrowers in the amount set forth in Schedule 1.01(A‑1) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.

"Additional Tranche A Term Loan Lender" means a Lender with an Additional Tranche A Term Loan Commitment or an Additional Tranche A Term Loan.

"Amendment No. 2" means that certain Amendment No. 2 to Financing Agreement, dated as of November 10, 2017, by and among the Parent, the Dutch Borrower, the other Loan Parties party thereto, the Agents and the Lenders party thereto.

"Amendment No. 2 Effective Date" means the date on which all conditions precedent set forth in Section 4 of Amendment No. 2 were satisfied in accordance therewith.

"Initial Tranche A Term Lender" means a Lender with an Initial Tranche A Term Loan.

"Initial Tranche A Term Loan" means, collectively, the loans made by the Initial Tranche A Term Loan Lenders to the Borrowers on the Effective Date pursuant to Section 2.01(a)(ii)(A).

"Total Additional Tranche A Term Loan Commitment" means the sum of the amounts of the Lenders’ Additional Tranche A Term Loan Commitments.

ii.	amending and restating the definition of "Applicable Margin" to read as follows:

"Applicable Margin" means, as of any date of determination, with respect to the interest rate of any Reference Rate Loans or any portion thereof or any LIBOR Rate Loans or any portion thereof:

(a) From the Amendment No. 2 Effective Date until the delivery of the financial statements and certificates described in clauses (b) and (c) below in respect of the fiscal quarter ending April 30, 2018 (the "Initial Applicable Margin Period"), the relevant Applicable Margin shall be set at Pricing Level 1 in the table below.

(b) After the Initial Applicable Margin Period, the relevant Applicable Margin shall be set at the respective level indicated below based upon the Leverage Ratio set forth opposite thereto, which ratio shall be calculated as of the end of the most recent fiscal quarter of the Parent and its Subsidiaries for which quarterly financial statements and a

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certificate of an Authorized Officer of the Parent are received by the Agents and the Lenders in accordance with Section 7.01(a)(ii) and Section 7.01(a)(iv):

Pricing Level	Leverage Ratio	Reference Rate Loans	LIBOR Rate Loans
1	≥ 5.00:1.00	7.00%	9.50%
2	< 5.00:1.00 ≥ 3.00:1.00	6.50%	9.00%
3	< 3.00:1.00	6.00%	8.50%

(c) Subject to clause (d) below, the adjustment of the Applicable Margin (if any) will occur 2 Business Days after the date the Administrative Agent receives the quarterly financial statements and a certificate of an Authorized Officer of the Parent in accordance with Section 7.01(a)(ii) and Section 7.01(a)(iv).

(d) Notwithstanding the foregoing:

(i) the Applicable Margin shall be set at Pricing Level 1 in the table above if for any period, the Administrative Agent does not receive the financial statements and certificates described in clause (c) above, for the period commencing on the date such financial statements and certificate were required to be delivered through the date on which such financial statements and certificate are actually received by the Administrative Agent and the Lenders; and

(ii) in the event that any financial statement or certificate described in clause (c) above is inaccurate (regardless of whether this Agreement or any Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any fiscal period, then the Applicable Margin for such fiscal period shall be adjusted retroactively (to the effective date of the determination of the Applicable Margin that was based upon the delivery of such inaccurate financial statement or certificate) to reflect the correct Applicable Margin, and the Borrowers shall promptly make payments to the Agents and the Lenders to reflect such adjustment.

iii.	Amending the definition of “Permitted Disposition” by
a.	deleting the word “and” from clause (o) and inserting “and” at the end of clause (p); and
b.	inserting the following as clause (q):

(q)  the Disposition of accounts receivable and Inventory in the ordinary course of business in connection with the transactions with International Brand Group.

iv.	Amending and restating clause (b) of the definition of "Pro Rata Share" in its entirety to read as follows:

(b)  (i) a Lender’s obligation to make the Additional Tranche A Term Loan, the percentage obtained by dividing (A) such Lender’s Additional Tranche A Term Loan Commitment, by (B) the Total Additional Tranche A Term Loan Commitment, (ii) a Lender’s right to receive payments of interest, fees, and principal with respect to the Initial

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Tranche A Term Loan, the percentage obtained by dividing (A) the aggregate unpaid principal amount of such Lender’s portion of the Initial Tranche A Term Loan, by (B) the aggregate unpaid principal amount of the Initial Tranche A Term Loan and (iii) a Lender’s right to receive payments of interest, fees, and principal with respect to the Additional Tranche A Term Loan, the percentage obtained by dividing (A) the aggregate unpaid principal amount of such Lender’s portion of the Additional Tranche A Term Loan, by (B) the aggregate unpaid principal amount of the Additional Tranche A Term Loan.

v.Amending and restating the definition of “Tranche A Term Loan” in its entirety to read as follows:

"Tranche A Term Loan" means, collectively, the Initial Tranche A Term Loan and the Additional Tranche A Term Loan.

vi.Amending and restating the definition of “Tranche A Term Loan Lender” in its entirety to read as follows:

"Tranche A Term Loan Lender" means, collectively, each Initial Tranche A Term Loan Lender and each Additional Tranche A Term Loan Lender.

(b)Section 2.01(a)(i) is amended and restated in its entirety as follows:

(ii)(A) each Initial Tranche A Term Lender made its portion of the Initial Tranche A Term Loan to the Borrowers on the Effective Date and (B) each Additional Tranche A Term Lender severally agrees to make its portion of the Additional Tranche A Term Loan to the U.S. Borrower on the Amendment No. 2  Effective Date, in an aggregate principal amount not to exceed the amount of such Lender’s Additional Tranche A Term Loan Commitment;

(c) Section 2.01(b)(ii) is amended and restated in its entirety as follows:

(ii) Any principal amount of the Initial Tranche A Term Loan which is repaid or prepaid may not be reborrowed.  The aggregate principal amount of the Additional Tranche A Term Loan made on the Amendment No. 2 Effective Date shall not exceed the Total Additional Tranche A Term Loan Commitment.  Any principal amount of the Additional Tranche A Term Loan Commitment which is repaid or prepaid may not be reborrowed.

(d)Section 2.02(a)(ii) is amended and restated in its entirety as follows:

(ii)(A) in the case of Loans requested on the Effective Date, whether such Loan is requested to be a Revolving Loan, the Initial Tranche A Term Loan or the Tranche B Term Loan and (B) in the case of Loans requested on the Amendment No. 2 Effective Date, whether such Loan is requested to be an Additional Tranche A Term Loan,

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(e) Section 2.05(a)(ii) is amended and restated in its entirety as follows:

(ii) Term Loan.  The Tranche A Total Term Loan Commitment terminated at 5:00 p.m. (New York City time) on the Effective Date.  The Additional Tranche A Term Loan Commitment shall terminate at 5:00 p.m. (New York City time) on the Amendment No. 2 Effective Date.

(f) Section 2.05(c)(ii) is amended and restated in its entirety as follows:

(g) Immediately upon any Disposition (excluding Dispositions which qualify as Permitted Dispositions under clauses (a), (b), (c), (d), (e), (f), (g), (i), (j), (k), (l), (m), (n), (o) (with respect to such clause (o) only, to the extent such Disposition occurs within 315 days following the Effective Date) of the definition of Permitted Disposition) or (q) by any Loan Party or its Subsidiaries, the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition to the extent that the aggregate amount of Net Cash Proceeds received by all Loan Parties and their Subsidiaries (and not paid to the Administrative Agent as a prepayment of the Loans) shall exceed for all such Dispositions $250,000 in any Fiscal Year. Nothing contained in this Section 2.05(c)(ii) shall permit any Loan Party or any of its Subsidiaries to make a Disposition of any property other than in accordance with Section 7.02(c)(ii).

(h) Section 2.05(c)(iv) is amended and restated in its entirety as follows:

Upon the receipt by any Loan Party or any of its Subsidiaries of any Extraordinary Receipts, the Borrowers shall prepay the outstanding principal of the Loans in accordance with Section 2.05(d) in an amount equal to (A) with respect to the first $5,000,000 of such Extraordinary Receipts received by such Person on or after the Amendment No. 2 Effective Date, 100% of the Net Cash Proceeds received by such Person, (B) with respect to the next $2,000,000 of such Extraordinary Receipts received by such Person on or after the Amendment No. 2 Effective Date in excess of the amount described in subclause (A), 0% and (C) with respect to any such Extraordinary Receipts received by such Person on or after the Amendment No. 2 Effective Date in excess of the amounts described in subclauses (A) and (B), (a) 50% of the Net Cash Proceeds received by such Person under the circumstances described in clause (g) of the definition of "Extraordinary Receipts" and (b) 100% of the Net Cash Proceeds received by such Person under the circumstances described in clauses (a) through (f) of the definition of "Extraordinary Receipts" to the extent that the aggregate amount of Net Cash Proceeds received by all Loan Parties and their Subsidiaries (and not paid to the Administrative Agent as a prepayment of the Loans) pursuant to this clause (b) of this subclause (C) shall exceed for all such Extraordinary Receipts $250,000 in any Fiscal Year.

(i) Section 6.01(s) is amended and restated by adding the following sentence at the end of such Section:

The proceeds of the Additional Tranche A Term Loan made on Amendment No. 2 Effective Date shall be used solely to repay any amounts outstanding under the Batra A/R Facility Loan.

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(j) Section 7.01 is amended by deleting clause (q) thereto in its entirety.
(k) Section 7.02(m)(ii) of the Financing Agreement is amended by amending and restating the proviso to subclause (C) thereof in its entirety as follows:

;  provided that the Batra A/R Loan Facility, notwithstanding that it is Subordinated Indebtedness, may be repaid with the cash proceeds of the Additional Tranche A Term Loan,

(l) Section 7.03(a) of the Financing Agreement is amended by amending and restating such Section in its entirety as follows:

Leverage Ratio. Permit the Leverage Ratio of the Parent and its Subsidiaries, for any period of 4 consecutive fiscal quarters of the Parent and its Subsidiaries for which the last quarter ends on or about a date set forth below to be greater than the ratio set forth opposite such date:

Fiscal Quarter End	Leverage Ratio
January 31, 2019	4.75 to 1.00
April 30, 2019	4.65 to 1.00
July 31, 2019	4.50 to 1.00
October 31, 2019	4.35 to 1.00
January 31, 2020	4.25 to 1.00
April 30, 2020 and thereafter	4.00 to 1.00

(m) Section 7.03(b) of the Financing Agreement is amended by amending and restating such Section in its entirety as follows:

Fixed Charge Coverage Ratio.  Permit the Fixed Charge Coverage Ratio of the Parent and its Subsidiaries, for any period of 4 consecutive fiscal quarters of the Parent and its Subsidiaries for which the last quarter ends on or about a date set forth below to be less than the ratio set forth opposite such date:

Fiscal Quarter End	Fixed Charge Coverage Ratio
January 31, 2019 and thereafter	1.20 to 1.00

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(n) Section 7.03 is amended by adding a new clause (c) thereto as follows:

Availability. Permit Availability plus Qualified Cash to be less than $2,000,000 at any time.

(o) Section 7.03 of the Financing Agreement is amended by adding a new clause (d) thereto as follows:

Consolidated EBITDA.  Permit Consolidated EBITDA of the Parent and its Subsidiaries for any period set forth below of the Parent and its Subsidiaries for which such period ends on or about a date set forth below to be less than the lowest amount in the ranges of amounts set forth opposite such date:

Fiscal Quarter End	Consolidated EBITDA
Fiscal Quarter ended April 30, 2018	Negative $800,000 to $800,000
Last two Fiscal Quarters ended July 31, 2018	$1,000,000 to $3,400,000
Last three Fiscal Quarters ended October 31, 2018	$4,700,000 to $8,100,000

(p) Section 9.01(c) of the Financing Agreement is amended by deleting the phrase "Section 7.01(q)," immediately following the reference to "Section 7.01(o)".

(q) Schedule 1.01(A‑1) is hereby added to the Financing Agreement in a form to be provided by the Agents to reflect the Additional Tranche A Term Loan Commitments (in an aggregate principal amount of $1,500,000) held by the respective Additional Tranche A Term Loan Lenders.

3. Waiver. Subject to the satisfaction of the conditions set forth in Section 4 and pursuant to Section 12.02 of the Financing Agreement, the Agents and the Lenders hereby waive any Default or Event of Default arising from the Loan Parties failure to comply with the covenants set forth in Section 7.03(a) and 7.03(b) of the Financing Agreement (prior to giving effect to this Amendment) for the periods ended on or prior to July 29, 2017.

4. Conditions to Effectiveness.  This Amendment shall become effective on the date upon which the following conditions are satisfied (the first date that occurs on or prior to December 8, 2017 on which each such condition is satisfied, the "Amendment Effective Date"):

(a) receipt by the Collateral Agent of (i) this Amendment, duly executed by the Loan Parties, each Agent and each Required Lender, a Notice of Borrowing, duly executed and delivered by the Borrowers with respect to the Additional Tranche Term Loan

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to be made on the Amendment No. 2 Effective Date and (iii) that certain side letter, dated as of the date hereof, duly executed by the Parent and the Administrative Agent ("Side Letter");

(b) Parent shall have satisfied its obligations under the Side Letter that are required to be satisfied on or prior to December 8, 2017;

(c) Parent shall have paid (or cause to be paid) to the Administrative Agent (i) within three Business Days of the date hereof, all accrued and unpaid fees and expenses of Schulte Roth & Zabel LLP and of BDO USA, LLP that have been invoiced and (ii) all fees and expenses otherwise required to be paid hereunder and under the Financing Agreement and the other Loan Documents,  including all accrued and unpaid out-of-pocket expenses of counsel to the Administrative Agent in connection with the negotiation, preparation, execution, delivery, performance and administration of this Amendment, the Financing Agreement and the other Loan Documents on or prior to the Amendment No. 2 Effective Date;

(d) the Tranche A Term Loan Lenders shall have entered into one or more participation agreements with third party investors acceptable to the Tranche A Term Loan Lenders on terms and conditions acceptable to the Tranche A Term Loan Lenders, which participation agreements are in each case in form and substance acceptable to the Agents and which participation agreements have become effective in accordance with the terms and conditions thereof, pursuant to which the Tranche A Term Loan Lenders shall have received net cash proceeds of no less than $11,500,000 from the participation (on a pro rata basis among the Tranche A Term Loan Lenders) of the Tranche A Term Loans subject thereto; and

(e) the Agents shall have received satisfactory evidence that the Batra A/R Facility Loan shall have been repaid in full and terminated.
5. Representations and Warranties. Each of the Loan Parties represents and warrants as follows:

(a) The execution, delivery and performance by such Loan Party of this Amendment have been duly authorized by all necessary action, and such Loan Party has all requisite power, authority and legal right to execute, deliver and perform this Amendment.

(b) This Amendment is a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity.

(c) The following statements are true and correct after giving effect to this Amendment:  (i) the representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant hereto or thereto on or prior to the Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified as to "materiality" or "Material Adverse Effect" or words of similar import in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that

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any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing or would result from this Agreement becoming effective in accordance with its terms.

6. Continued Effectiveness of the Financing Agreement and Other Loan Documents.  Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Financing Agreement," the "Agreement," "thereto," "thereof," "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and Lenders, or to grant to the Collateral Agent for the benefit of the Agents and Lenders a security interest in or Lien on, any Collateral as security for the Obligations or Guaranteed Obligations, as the case may be, of any Loan Party from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.  This Amendment does not and shall not affect any of the obligations of any Loan Party, other than as expressly provided herein, including, without limitation, the Borrowers’ obligation to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of any other Loan Party under any Loan Document to which it is a party, all of which obligations shall remain in full force and effect.  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

7. Release.  Each Loan Party hereby acknowledges and agrees that:  (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Loan Parties and their Affiliates under the Financing Agreement and the other Loan Documents that are required to have been performed on or prior to the date hereof.  Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents’ and the Lenders’ rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown,

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contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral. The foregoing release does not release or discharge, or operate to waive performance by, the Agents or the Lenders of their express agreements and obligations stated in the Loan Documents on or after the Amendment Effective Date.

8. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
(d) Sections 12.10 and 12.11 of the Financing Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis.
(e) The terms of this Amendment may be modified, waived or amended only by a writing by all the parties hereto or as otherwise permitted under Section 12.02 of the Financing Agreement.

(f) The Loan Parties hereby acknowledge and agree that this Amendment constitutes a "Loan Document" under the Financing Agreement.  Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by the Loan Parties under or in connection with this Amendment shall have been incorrect in any material respect when made, or (ii) the Loan Parties shall fail to perform or observe any term, covenant or agreement contained in this Amendment.  Nothing contained in this Amendment shall prejudice or otherwise affect the Agent’s or any Lender’s rights to enforce the provisions contained herein upon the default by any Loan Party in the performance thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS:

CHEROKEE INC., as U.S. Borrower

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Chief Executive Officer

IRENE ACQUISITION COMPANY B.V., as Dutch Borrower

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Director A

By:	/s/ Edward van Wezel
Name: Edward van Wezel
Title: Director B

Amendment No. 2 to Financing Agreement

GUARANTORS:

SPELL C. LLC

By: Cherokee Inc., its sole member

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Chief Executive Officer

CHEROKEE BRANDS LLC:

By: Cherokee Inc., its sole member

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Chief Executive Officer

THREE-SIXTY VISION LLC

By: Cherokee Inc., its sole member

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Chief Executive Officer

HAWK 900 BRANDS LLC

By: Cherokee Inc., its sole member

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Chief Executive Officer

Amendment No. 2 to Financing Agreement

EDCA LLC

By: Cherokee Inc., its sole member

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Chief Executive Officer

FFS HOLDINGS, LLC

By: Cherokee Inc., its sole member

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Chief Executive Officer

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC

By: FFS Holdings, LLC, its sole member

By: Cherokee Inc., its sole member

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Chief Executive Officer

Amendment No. 2 to Financing Agreement

HI-TEC SPORTS INTERNATIONAL HOLDINGS B.V.

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Managing Director

HI-TEC SPORTS PUBLIC LIMITED COMPANY

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Director

HI-TEC INTERNATIONAL HOLDINGS B.V.

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Managing Director

HI-TEC SPORTS UK LIMITED

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Director

HI-TEC SPORTS (CANADA) LTD.

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: President

HI-TEC NEDERLAND B.V.

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Managing Director

Amendment No. 2 to Financing Agreement

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Chief Operating Officer

Amendment No. 2 to Financing Agreement

LENDERS:

CERBERUS ASRS HOLDINGS LLC

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS AUS LEVERED HOLDINGS LP
By: CAL I GP Holdings LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS FSBA HOLDINGS LLC

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS FSBA LEVERED LLC

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS ICQ LEVERED LLC

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS ICQ OFFSHORE LEVERED L.P.
By: Cerberus ICQ Offshore Levered GP LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

Amendment No. 2 to Financing Agreement

CERBERUS KRS LEVERED LOAN OPPORTUNITIES FUND, L.P.
By: Cerberus KRS Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS LEVERED LOAN OPPORTUNITIES FUND III, L.P.
By: Cerberus Levered Opportunities III GP, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS LOAN FUNDING XVI LP
By: Cerberus PSERS GP, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS LOAN FUNDING XVII LTD.
By: Cerberus ASRS Holdings LLC, its attorney-in-fact

By:	/s/ Joseph Naccarato
Duly Authorized Signatory
Name: Joseph Naccarato
Title: Vice President

CERBERUS LOAN FUNDING XVIII L.P.
By: Cerberus LFGP XVIII, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

Amendment No. 2 to Financing Agreement

CERBERUS LOAN FUNDING XIX L.P.
By: Cerberus LFGP XIX, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS LOAN FUNDING XX L.P.
By: Cerberus LFGP XX, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS NJ CREDIT OPPORTUNITIES FUND, L.P.
By: Cerberus NJ Credit Opportunities GP, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS OFFSHORE LEVERED III LP
By: COL III GP Inc.
Its: General Partner

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS PSERS LEVERED LLC

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS REDWOOD A LEVERED LLC

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

Amendment No. 2 to Financing Agreement

CERBERUS REDWOOD B LEVERED LLC

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS SWC LEVERED LOAN OPPORTUNITIES MASTER FUND, L.P.
By: Cerberus SWC Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS SWC LEVERED II LLC LLC

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

Amendment No. 2 to Financing Agreement